EXHIBIT 10.1 (b)
SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), is made and dated as of March 30, 2007 among AMERICAN COLOR GRAPHICS, INC., a New York corporation (together with any permitted successors and assigns, the “Borrower”), the Guarantor signatory hereto, the financial institutions identified on the signature pages hereof as Lenders (collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Agent (in such capacity, “Agent”).
RECITALS
     1. The Borrower, the Guarantor, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of May 5, 2005, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of September 26, 2006, (as heretofore amended, the “Existing Credit Agreement”).
     2. The Borrower, the Guarantor, the Lenders, and the Agent have agreed to certain amendments to the Existing Credit Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:
Part 1
Definitions
     Section 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Second Amendment have the following meanings:
     “Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.
     “Second Amendment Effective Date” shall mean March 30, 2007, subject to the Borrower’s satisfaction of, or the Lenders’ waiver of, each of the conditions set forth in Part 4 of this Second Amendment.
     Section 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Second Amendment have the meanings provided in the Amended Credit Agreement.

Part 2
Amendments to Existing Credit Agreement
     Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.
     Section 2.1. Amendment of Section 8.11. Section 8.11 of the Existing Credit Agreement is amended by replacing the table for the First Lien Leverage Ratio with the following revised table:

	March 31	June 30	September 30	December 31
2006	N/A	N/A	2.45 to 1.00	2.40 to 1.00
2007	2.55 to 1.00	2.55 to 1.00	2.15 to 1.00	2.15 to 1.00
2008	2.15 to 1.00	2.10 to 1.00	2.10 to 1.00	2.05 to 1.00
Thereafter	2.00 to 1.00	2.00 to 1.00	2.00 to 1.00	2.00 to 1.00
Part 3
Representations and Warranties
The Borrower represents and warrants to the Lenders and the Agent that, on and as of the Second Amendment Effective Date, and after giving effect to this Second Amendment:
     Section 3.1. Authority. The Borrower has all the necessary corporate power to make, execute, deliver, and perform this Second Amendment, and this Second Amendment constitutes the legal, valid and enforceable obligation of the Borrower, enforceable against the Borrower in accordance with its terms.
     Section 3.2. No Legal Obstacle to Agreement. Neither the execution of this Second Amendment, the making by the Borrower of any borrowings under the Amended Credit Agreement, nor the performance of the Amended Credit Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which Borrower is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Borrower, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Borrower. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrower of this Second Amendment, the Amended Credit Agreement, or the transactions contemplated hereby or thereby, or the making of any borrowings by the Borrower under the Amended Credit Agreement.
     Section 3.3. Incorporation of Certain Representations. The representations and warranties set forth in Article VI of the Amended Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date as though made on and as of the date hereof except for any representations and warranties that expressly relate solely to an earlier date, which representations and warranties were true and accurate in all material respects on and as of such earlier date.
     Section 3.4. Default. No Default or Event of Default has occurred and is continuing under the Amended Credit Agreement.
Part 4
Conditions to Effectiveness
     This Second Amendment shall be and become effective on the Second Amendment Effective Date provided that (i) each of the conditions set forth in this Part 4 shall have been satisfied (or satisfaction thereof has been waived by the Agent and the Lenders) on or before April 10, 2007, and (ii) each Lender and the Borrower shall have duly executed counterparts of this Second Amendment and provided telecopied signature pages to the Agent. If the Borrower fails to satisfy each of the conditions set forth in this Part 4 prior to 4:00 p.m. (Eastern time) on April 10, 2007, then, at the option of the Agent and the Lenders, upon notice to the Borrower, this Second Amendment shall be null and void.
Section 4.1. Corporate Resolutions. The Agent shall have received a copy of the resolution or resolutions passed by the Board of Directors of the Borrower, certified by the Secretary or an Assistant Secretary of Borrower as being in full force and effect on the date hereof, authorizing the amendments to the Existing Credit Agreement herein provided for and the execution, delivery and performance of this Second Amendment and any note or other instrument or agreement required hereunder.
Section 4.2. Authorized Signatories. The Agent shall have received a certificate, signed by the Secretary or an Assistant Secretary of the Borrower, dated as of the date hereof, as to the incumbency of the person or persons authorized to execute and deliver this Second Amendment and any instrument or agreement required hereunder on behalf of the Borrower.
Part 5
Miscellaneous
     Section 5.1. References to the Credit Agreement. Each reference to the Credit Agreement in the Amended Credit Agreement, the Notes or any of the other instruments, agreements, certificates or other documents executed in connection therewith (collectively, the “Loan Documents”), shall be deemed to be a reference to the Amended Credit Agreement, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance therewith.
     Section 5.2. Expenses of Agent. Within seven (7) Business Days of the receipt from the Agent of a detailed bill, the Borrower shall pay all reasonable costs and expenses incurred by the Agent in connection with the preparation, negotiation and execution of the Amended Credit Agreement, this Second Amendment and any other Loan Documents executed pursuant hereto and any and all modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of the Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.
     Section 5.3. Benefits. This Second Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
     Section 5.4. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.
     Section 5.5. Effect. Except as expressly herein amended, the terms and conditions of the Existing Credit Agreement shall remain in full force and effect without amendment or modification, express or implied. The entering into this Second Amendment by the Lenders shall not be construed or interpreted as an agreement by the Lenders to enter into any future amendment or modification of the Amended Credit Agreement or any of the other Loan Documents.
     Section 5.6. Counterparts; Telecopied Signatures. This Second Amendment may be executed in any number of counterparts and by different parties to this Second Amendment on separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Any signature delivered or transmitted by a party by facsimile transmission shall be deemed to be an original signature hereto.
     Section 5.7. Integration. This Second Amendment, together with the Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Second Amendment supersedes all prior drafts and communications with respect thereto. This Second Amendment may not be amended except in writing.
     Section 5.8. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.
     Section 5.9. Section Titles. Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.

AMERICAN COLOR GRAPHICS, INC.

By:	/s/ Patrick W. Kellick

Name:	Patrick W. Kellick

Title:	SVP/CFO

ACG HOLDINGS, INC.

By:	/s/ Patrick W. Kellick

Name:	Patrick W. Kellick

Title:	SVP/CFO

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ John A. Fulton

Name:	John A. Fulton

Title:	Vice President

LENDERS:	BLUE RIDGE INVESTMENTS LLC

	By:	/s/ Peter Sherman

	Name:	Peter Sherman

	Title:	Managing Director
[signatures continued]

FARALLON CAPITAL PARTNERS, L.P.
By: Farallon Partners, L.L.C., Its General Partner

By:	/s/ Derek C. Schrier

Name:	Derek C. Schrier

Title:	Managing Member
[signatures continued]

FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.
By: Farallon Partners, L.L.C., Its General Partner

By:	/s/ Derek C. Schrier

Name:	Derek C. Schrier

Title:	Managing Member
[signatures continued]

FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.
By: Farallon Partners, L.L.C., Its General Partner

By:	/s/ Derek C. Schrier

Name:	Derek C. Schrier

Title:	Managing Member
[signatures continued]

FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P.
By: Farallon Partners, L.L.C., Its General Partner

By:	/s/ Derek C. Schrier

Name:	Derek C. Schrier

Title:	Managing Member
[signatures continued]

TINICUM PARTNERS, L.P.
By: Farallon Partners, L.L.C., Its General Partner

By:	/s/ Derek C. Schrier

Name:	Derek C. Schrier

Title:	Managing Member
[signatures continued]

SPCP GROUP, L.L.C.

By:	/s/ Richard Petrilli

Name:	Richard Petrilli

Title:	Authorized Signature
[signatures continued]

SPF CDO I, LTD

By:	/s/ Richard Petrilli

Name:	Richard Petrilli

Title:	Authorized Signature
[signatures continued]

FIELD POINT I, LTD

By:	/s/ Richard Petrilli

Name:	Richard Petrilli

Title:	Authorized Signatory
[signatures continued]

FIELD POINT II, LTD

By:	/s/ Richard Petrilli

Name:	Richard Petrilli

Title:	Authorized Signatory
[signatures ended]